EXECUTION VERSION                                                   EXHIBIT 10.3

                                 AMENDMENT NO. 7
                Effective Date of Amendment No. 7: April 1, 2003

This AMENDMENT NO. 7 ("Amendment No. 7") to that certain MSN Search Agreement dated effective as of December 19, 2001 (the "Agreement") is made by and among OVERTURE SERVICES, INC., A DELAWARE CORPORATION ("COMPANY"), and MICROSOFT CORPORATION, A WASHINGTON CORPORATION ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement on the terms and conditions provided herein; and

The parties desire to amend the Agreement to include the MSN Search Site in Denmark, Norway, Sweden and Finland.

The parties hereby agree as follows:

                                    AMENDMENT

1. The parties wish to add Denmark, Norway, Sweden and Finland as new markets per the below specifications:

         (a) The "MSN Home Page" for Denmark will be: http://www.msn.dk or as reasonably updated by Microsoft with successor URLs during the Term.

         (b) The "MSN Home Page" for Norway will be: http://www.msn.no or as reasonably updated by Microsoft with successor URLs during the Term.

         (c) The "MSN Home Page" for Sweden will be: http://www.msn.se or as reasonably updated by Microsoft with successor URLs during the Term.

         (d) The "MSN Home Page" for Finland will be: http://www.msn.fi or as reasonably updated by Microsoft with successor URLs during the Term.

         (e)      The "MSN Search Site" for Denmark will be:
                  http://search.msn.dk or as reasonably updated by Microsoft with successor URLs during the Term.

         (f) The "MSN Search Site" for Norway will be: http://search.msn.no or as reasonably updated by Microsoft with successor URLs during the Term.

         (g) The "MSN Search Site" for Sweden will be: http://search.msn.se or as reasonably updated by Microsoft with successor URLs during the Term.

         (h)      The "MSN Search Site" for Finland will be:
                  http://search.msn.fi or as reasonably updated by Microsoft with successor URLs during the Term.

         (i) The new markets for Denmark, Norway, Sweden and Finland will commence on the Commercial Launch Dates for each market and end at the end of the Main Period Term. The date of the Commercial Launch Dates for Denmark, Norway, Sweden and Finland shall be mutually agreed to by the parties.

2.       Section 1.20 will be modified as follows (amendments in italics):

         1.20     "Minimum Queries" means

         (i)      [*] Queries rendering to the URL http://search.msn.com;

         (ii)     [*] Queries rendering to the URL http://search.msn.fr;

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                            MSN Search Agreement

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EXECUTION VERSION

         (iii)    [*] Queries rendering to the URL http://search.msn.co.jp;

         (iv)     [*] Queries rendering to the URL http://search.msn.co.kr.

         (v) [*] Queries rendering to the URL http://search.msn.dk if the Commercial Launch of Company Search Service in Denmark occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Denmark occurs after October 1, 2003.

         (vi) [*] Queries rendering to the URL http://search.msn.no if the Commercial Launch of Company Search Service in Norway occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Norway occurs after October 1, 2003.

         (vii) [*] Queries rendering to the URL http://search.msn.se if the Commercial Launch of Company Search Service in Sweden occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Sweden occurs after October 1, 2003.

         (viii) [*] Queries rendering to the URL http://search.msn.fi if the Commercial Launch of Company Search Service in Finland occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Finland occurs after October 1, 2003.

3. Definition 1.23 ("MSN Home Page") will be deleted in its entirety and replaced with the following (amendments in italics):

         1.23 "MSN Home Page" means the initial MSN Web Pages in the international markets, as shown below. This Agreement may be extended to incorporate other international markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

     Region            Market                             URL(s)
     ------            ------                             ------
North America          US                  http://www.msn.com (English speaking)
                                           http://www.yupimsn.com (Spanish speaking)
                       Canada              http://www.msn.ca (English speaking)
Non-North Ameri        UK                  http://www.co.uk
                       Germany             http://www.msn.de
                       France              http://www.msn.fr
                       Japan               http://www.msn.co.jp
                       Korea               http://www.msn.co.kr
                       Denmark             http://www.msn.dk
                       Norway              http://www.msn.no
                       Sweden              http://www.msn.se
                       Finland             http://www.msn.fi

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXECUTION VERSION

4. Definition 1.25 ("MSN Search Site") will be deleted in its entirety and replaced with the following (amendments in italics):

         1.25 "MSN Search Site" means the MSN Search Results Pages in the international markets shown below. This Agreement may be extended to incorporate other international markets or languages in current markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

     Region             Market                           URL(s)
     ------             ------                           ------
North America           US              http://search.msn.com (English speaking)
                                        http://busqueda.yupimsn.com/ (Spanish speaking)
                        Canada          http://search.msn.ca (English Speaking)
Non-North America       UK              http://search.msn.co.uk
                        Germany         http://search.msn.de
                        France          http://search.msn.fr
                        Japan           http://search.msn.co.jp
                        Korea           http://search.msn.co.kr
                        Denmark         http://search.msn.dk
                        Norway          http://search.msn.no
                        Sweden          http://search.msn.se
                        Finland         http://search.msn.fi

5.       A new Section 1.46 will be added as follows:

         1.46 "Commercial Launch of Company Search Service in XXX (insert international market)" means the date the localized version of the Company Search Service first becomes available to end users of the Company's localized Web Site. By way of example, Commercial Launch of Company Search Service in France means the date the French version of the Company Search Service becomes available to end users via http://www.fr.overture.com.

6.       A new Section 2.5.6 ("Coverage") will be added as follows:

         2.5.6 Denmark, Norway, Sweden and Finland. The Selected Terms list for Queries rendering to the URLs http://search.msn.dk, http://search.msn.no, http://search.msn.se, and http://search.msn.fi will be agreed upon in writing.

7. Section 2.13 ("International Subsidiaries") will be deleted in its entirety and replaced with the following (amendments in italics):

         2.13 International Subsidiaries. Company may inform Microsoft that a subsidiary that is wholly owned, directly or indirectly, by Company will be responsible for the obligations of Company under this Agreement with respect to the market served by that wholly-owned subsidiary. Any such notification or delegation by Company shall not limit Company's obligations and liabilities to Microsoft under this Agreement, and Company hereby agrees to guarantee all such obligations and liabilities in the relevant market. Without limitation of the foregoing, Company has informed Microsoft that (i) Overture Ireland, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in the UK market, the MSN Search Site in Germany, the MSN Search Site in France, the MSN Search Site in Denmark, the MSN Search Site in Norway, the MSN Search Site in Sweden, and the MSN Search Site in Finland (ii) Overture Japan, its wholly-owned subsidiary, shall be responsible

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EXECUTION VERSION

                  for Company's obligations relating to the MSN Search Site in Japan and (iii) Overture Korea, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in Korea.

8.       A new Section 3.2.3.4 will be added as follows:

         3.2.3.4 Denmark, Norway, Sweden and Finland. For the six-month period beginning April 1, 2003 and ending September 30, 2003 unless otherwise agreed by the parties, Company will pay to Microsoft the following [*] fees (together "[*] Fees for MSN Denmark, Norway, Sweden and Finland"):

                  (i)      [*] Euros per month for the MSN Search Site in
                           Denmark;

                  (ii)     [*] Euros per month for the MSN Search Site in
                           Norway; and

                  (iii)    [*] Euros per month for the MSN Search Site in
                           Sweden; and

                  (iv)     [*] Euros per month for the MSN Search Site in
                           Finland.

                  Commencing October 1, 2003 unless otherwise agreed by the parties and ending September 30, 2004 (the "Guaranteed Phase for MSN Denmark, Norway, Sweden and Finland), Company will pay to Microsoft on a monthly basis the greater of (i) the Revenue Share Payment for the MSN Search Sites as set forth in Section 3.2.2, and (ii) the Guaranteed Payment for the MSN Search Sites in Denmark, Norway, Sweden and Finland (as defined below) and (iii) - only if the Commercial Launch of Company Search Service in Denmark, Norway, Sweden and Finland has not taken place - The [*] Fees for MSN Denmark, Norway, Sweden and Finland for such country, which [*] Fees for MSN Denmark, Norway, Sweden and Finland shall be pro-rated in the event of a partial month. For the avoidance of doubt, Company will make no payment to Microsoft during the period between the Commercial Launch of Company Search Service and the Commercial Launch Date; however the parties will make best efforts to coordinate these respective dates.

                  For the purposes of this Section 3.2.3.4, "Guaranteed Payment for the MSN Search Sites in Denmark, Norway, Sweden and Finland" means the [*] (not to exceed the maximum in Table 5, column D) from the MSN Search Sites in Denmark, Norway, Sweden and Finland.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                            MSN Search Agreement

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EXECUTION VERSION

                                     Table 5
Guaranteed Payment for the MSN Search Sites in Denmark, Norway, Sweden and
Finland

Column A:         Column B:           Column C:                            Column D:
 Month            Period                 [*]                                  [*]
---------         ---------           ---------           --------------------------------------------
                                                          [*]           [*]          [*]          [*]
   1              Oct  2003              [*]              [*]           [*]          [*]          [*]
   2              Nov  2003              [*]              [*]           [*]          [*]          [*]
   3              Dec  2003              [*]              [*]           [*]          [*]          5[*]
   4              Jan  2004              [*]              [*]           [*]          [*]          [*]
   5              Feb  2004              [*]              [*]           [*]          [*]          [*]
   6              Mar  2004              [*]              [*]           [*]          [*]          [*]
   7              Apr  2004              [*]              [*]           [*]          [*]          [*]
   8              May  2004              [*]              [*]           [*]          [*]          [*]
   9              June 2004              [*]              [*]           [*]          [*]          [*]
   10             July 2004              [*]              [*]           [*]          [*]          [*]
   11             Aug  2004              [*]              [*]           [*]          [*]          [*]
   12             Sept 2004              [*]              [*]           [*]          [*]          [*]

                  If Microsoft fails to deliver the Minimum Queries from the MSN Search Sites in Denmark, Norway, Sweden and Finland between October 1, 2003 and September 30, 2004 - or a prorated number of Queries if the Commercial Launch of Company Search Service in Denmark, Norway, Sweden or Finland occurs after October 1, 2003 - then the Guaranteed Phase for MSN Denmark, Norway, Sweden and Finland will extend until all such guaranteed Queries are delivered (the "Guaranteed Phase Extension for MSN Denmark, Norway, Sweden and Finland"). During the Guaranteed Phase Extension for MSN Denmark, Norway, Sweden and Finland, Company will not be required to make any additional Guaranteed Payments, but Company will continue to be required to make Revenue Share Payments. Once the Guaranteed Phase for MSN Denmark, Norway, Sweden and Finland has concluded, Company will pay Microsoft pursuant to Section 3.2.2 for Gross Revenue from the MSN Search Sites in Denmark, Norway, Sweden and Finland.

9. Section 3.2.4 will be deleted in its entirety and replaced with the following:

         3.2.4    Company will make all payments due to Microsoft per Section
                  3.2.1 and 3.2.2 in U.S. Dollars, or other currency as mutually agreed by the parties within forty-five (45) days after the end of each calendar month. All payments will be accompanied by a statement showing in reasonable detail the basis for the payment(s). Company and Microsoft will mutually agree on whether Company will make a single payment for all amounts due hereunder or separate payments for individual markets. The parties have agreed to make payments in Euros for payments relating to the Germany, France, and Denmark, Norway, Sweden and Finland Search Sites, in British Pounds for payments relating to the UK Search Site, in Yen for payments relating to the Japan Search Site and in Won for payments relating to the Korea Search Site.

Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                            MSN Search Agreement

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EXECUTION VERSION

This Amendment No. 7 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 7, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 7 as of the Amendment No. 7 Effective Date set forth above. All signed copies of this Amendment No. 7 are deemed originals. This Amendment No. 7 does not constitute an offer by either party. This Amendment No. 7 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                           OVERTURE SERVICES, INC.

One Microsoft Way                               74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                          Pasadena, CA 91103

By /s/ Richard Chin                             /s/ William Demas
   ----------------------------                 -------------------------
(Sign)                                          (Sign)

 Richard Chin                                   William Demas
-------------------------------                 -------------------------
Name(Print)                                     Name(Print)

Director                                        SVP & GM
-------------------------------                 -------------------------
Title                                           Title

Without limiting Company's obligations hereunder, Overture Services (Ireland) hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the UK market as provided in Section 2.13 of the Agreement.

OVERTURE SEARCH SERVICES (IRELAND) LIMITED

By /s/ J. Larcher
-------------------------------
(Sign)

J. Larcher
-------------------------------
Name(Print)

Director
-------------------------------
Title

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